Exhibit 77(Q)


                                    Exhibits

(a)(1) Amendment No. 14 dated November 9, 2006 to the Amended and Restated Declaration of Trust of ING Mutual Funds (creation of ING International Value OpportunitiesFund), previously filed as an Exhibit to Post-Effective Amendment No. 119 to the Registrant's Registration Statement on Form N-1A filed on December 7, 2006 and incorporated herein by reference.

(a)(2) Amendment No. 15 dated November 6, 2006 to the Amended and Restated Declaration of Trust of ING Mutual Funds, previously filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant's Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

(a)(3) Amendment No. 16 dated November 9, 2006 to the Amended and Restated Declaration of Trust of ING Mutual Funds, previously filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant's Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

(a)(4) Amendment No. 17 dated February 28, 2007 to the Amended and Restated Declaration of Trust of ING Mutual Funds, previously filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant's Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

(a)(5) Amendment No. 18 dated March 2, 2007 to the Amended and Restated Declaration of Trust of ING Mutual Funds, previously filed as an Exhibit to Post-Effective Amendment No. 123 to the Registrant's Registration Statement on Form N-1A filed on May 14, 2007 and incorporated herein by reference.

(e)(1) Amendment dated December 15, 2006 to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated February 1, 2005, previously filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant's Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

(e)(2) Amended Schedule A dated February 28, 2007 to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated February 1, 2005 - Filed herein.

(e)(3) Amended Schedule A dated May 16, 2007 to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated February 1, 2005 - Filed herein.

(e)(4) Third Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated September 23, 2002 between ING Investments, LLC and ING Clarion Real Estate Securities, L.P., previously filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant's Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

(e)(5) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated May 25, 2006 between ING Investments, LLC and Tradewinds Global Investors, LLC (formerly, Tradewinds NWQ Global Investors, LLC) ., previously filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant's Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

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(e)(6) First Amendment dated December 15, 2006 to the Amended and Restated
Sub-Advisory Agreement dated December 7, 2005 between ING Investments, LLC and ING Investment Management Advisors, B.V., previously filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant's Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

(e)(8) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated March 1, 2005 between ING Investments, LLC and Acadian Asset Management, Inc., previously filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant's Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

(e)(9) Sub-Advisory Agreement dated May 25, 2006 between ING Investments, LLC and Batterymarch Financial Management, Inc. with regard to ING International SmallCap Fund, previously filed as an Exhibit to Post-Effective Amendment No. 119 to the Registrant's Registration Statement on Form N-1A filed on December 7, 2006 and incorporated herein by reference.

(e)(10) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated March 1, 2005 between ING Investments, LLC and Brandes Investment Partners, L.P., previously filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant's Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

(e)(11) Sub-Advisory Agreement dated March 1, 2007 between ING Investments, LLC and Hansberger Global Investors, Inc., previously filed as an Exhibit to Post-Effective Amendment No. 123 to the Registrant's Registration Statement on Form N-1A filed on May 14, 2007 and incorporated herein by reference.

(e)(__) Schedule A to the Sub-Advisory Agreement dated March 1, 2007 between ING Investments, LLC and Hansberger Global Investors, Inc., previously filed as an Exhibit to Post-Effective Amendment No. 123 to the Registrant's Registration Statement on Form N-1A filed on May 14, 2007 and incorporated herein by reference.

(e)(12) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated December 7, 2005 between ING Investments, LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited., previously filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant's Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

(e)(13) Second Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated August 1, 2003 between ING Investments, LLC and ING Investment Management Co., previously filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant's Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

(e)(__) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated May 28, 2003 between ING Investments, LLC and Julius Baer Investment Management LLC Registrant's Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

(e)(14) Amended Schedule A dated December 20, 2006 to the Sub-Advisory Agreement dated August 1, 2003 between ING Investments, LLC and ING Investment Management Co.

(e)(15) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated April 3, 2006 between ING Investments, LLC and Tradewinds NWQ Global Investors, LLC., previously filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant's Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.